Exhibit 10.1

Silicon Valley Bank

Amendment to Loan Documents

Borrowers:	ZTI Merger Subsidiary III, Inc.
(formerly known as Zhone Technologies, Inc.)

Zhone Technologies, Inc.
(formerly known as Tellium, Inc.)

Address:	7001 Oakport St.
Oakland, California 94621

Effective Date:	as of February 20, 2008

THIS AMENDMENT TO LOAN DOCUMENTS, with an effective date of February 20, 2008, is entered into between Silicon Valley Bank (“Bank” or “Silicon”) and the borrowers named above (jointly and severally, “Borrower”).

The Parties agree to amend the Amended and Restated Loan and Security Agreement between them, dated February 24, 2004, as amended from time to time (the “Loan Agreement”), as follows, effective as of the date first date written above. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

1. Extension of Maturity Date. Section 4 of the Schedule, which currently reads as follows:

“Maturity Date (Section 6.1): February 20, 2008.”

hereby is amended and restated in its entirety to read as follows:

“Maturity Date (Section 6.1): March 4, 2009.”

2. Modification of Credit Limit. Section 1 of the Schedule, which currently reads as follows:

“1. Credit Limit: (Section 1.1):

Loans (the ‘Loans’) in amount not to exceed the following:

$25,000,000 in the aggregate at any time outstanding,

minus	the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), and

minus	the FX Reserve, and

minus	all amounts for Cash Management Services utilized under the Cash Management Services Sublimit, and

minus	the aggregate amount of outstanding ‘Purchased Receivables’ under, and as defined in, the Non-Recourse Receivables Purchase Agreement dated March 15, 2005 between Silicon and Borrower (the ‘Purchase Agreement’) to the extent (A) that Silicon retains recourse against Borrower, as determined by Silicon in its good faith business judgment or any such determination as to recourse, at any time, has not been made by Silicon due to any reason, regarding any such Purchased Receivables under and pursuant to the terms and provisions of the Purchase Agreement and (B) Silicon continues to hold such Purchased Receivables and has not sold or otherwise assigned all of its rights therein (such Purchased Receivables being referred to herein as the “Applicable Purchased Receivables”).

Overall Sublimit: Notwithstanding anything herein to the contrary, the total combined amount outstanding under the Letter of Credit Sublimit, the Cash Management Sublimit, the FX Sublimit and the Receivables Purchase Sublimit may not exceed a combined total of $25,000,000 (the ‘Overall Sublimit’).

Letter of Credit Sublimit (Section 1.6): ‘Letter of Credit Sublimit’ means an amount, subject to the Overall Sublimit, equal to $25,000,000 minus the FX Reserve, and minus all amounts for Cash Management Services utilized under the Cash Management Services Sublimit, and minus the aggregate amount of the Applicable Purchased Receivables, and minus all outstanding Loans.

Cash Management Sublimit: ‘Cash Management Sublimit’ means an amount, subject to the Overall Sublimit, equal to $25,000,000 minus the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), and minus the FX Reserve, and minus the aggregate amount of the Applicable Purchased Receivables, and minus all outstanding Loans.

Cash Management Services:

Borrower may use up to the Cash Management Sublimit above, for Silicon’s Cash Management Services (as defined below), including, merchant services, business credit card, ACH and other services identified in the cash management services agreement related to such service (the ‘Cash Management Services’). Silicon may charge to Borrower’s Loan account, any amounts that may become due or owing to Silicon in connection with the Cash Management Services. Borrower agrees to execute and deliver to Silicon all standard form applications and agreements of Silicon in connection with the Cash Management Services, and, without limiting any of the terms of such applications and agreements, Borrower will pay all standard fees and charges of Silicon in connection with the Cash Management Services. The Cash Management Services shall terminate on the Maturity Date.

FX Sublimit: ‘FX Sublimit’ means an amount, subject to the Overall Sublimit, equal to $25,000,000 minus the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), and minus all amounts for Cash Management Services utilized under the Cash Management Services Sublimit, and minus the Applicable Purchased Receivables, and minus all outstanding Loans.

FX Reserve:

Borrower may enter into foreign exchange forward contracts with Silicon, on its standard forms, under which Borrower commits to purchase from or sell to Silicon a set amount of foreign currency more than one business day after the contract date (the ‘FX Forward Contracts’); provided that (1) at the time the FX Forward Contract is entered into Borrower has Loans available to it under this Agreement in an amount at least equal to 10% of the amount of the FX Forward Contract; and (2) the total FX Forward Contracts at any one time outstanding may not exceed 10 times the amount of the FX Sublimit set forth above. The ‘FX Reserve’ shall be a reserve (which shall be in addition to all other reserves) in an amount equal to 10% of the total FX Forward Contracts from time to time outstanding. Silicon may, in its discretion, terminate the FX Forward Contracts at any time that an Event of Default occurs and is continuing. Borrower shall execute all standard form applications and agreements of Silicon in connection with the FX Forward Contracts, and without limiting any of the terms of such applications and agreements, Borrower shall pay all standard fees and charges of Silicon in connection with the FX Forward Contracts.

Receivables Purchase Sublimit: ‘Receivables Purchase Sublimit’ means an amount, subject to the Overall Sublimit, equal to $25,000,000 minus the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), and minus all amounts for Cash Management Services utilized under the Cash Management Services Sublimit, and minus the FX Reserve, and minus all outstanding Loans. Borrower shall not permit the aggregate amount of outstanding ‘Applicable Purchased Receivables’ under, and as defined in, the Purchase Agreement to exceed the Receivables Purchase Sublimit. Without limiting the generality of the definition of ‘Obligations’ as set forth in this Loan Agreement, the term ‘Obligations’ includes without limitation all debts, liabilities, obligations, guaranties, covenants, duties and indebtedness at any time owing by Borrower to Silicon under the Purchase Agreement. Without limiting the generality of the definition of ‘Event of Default as set forth in this Loan Agreement, any ‘Event of Default’ under or as defined in the Purchase Agreement shall constitute an ‘Event of Default’ under this Loan Agreement. “

hereby is amended and restated in its entirety to read as follows:

“1. Credit Limit: (Section 1.1):

Loans (the ‘Loans’) in amount not to exceed the following:

$25,000,000 in the aggregate at any time outstanding,

minus	the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), and

minus	the FX Reserve, and

minus	all amounts for Cash Management Services utilized under the Cash Management Services Sublimit.

Overall Sublimit: Notwithstanding anything herein to the contrary, the total combined amount outstanding under the Letter of Credit Sublimit, the Cash Management Sublimit, and the FX Sublimit may not exceed a combined total of $25,000,000 (the ‘Overall Sublimit’).

Letter of Credit Sublimit (Section 1.6): ‘Letter of Credit Sublimit’ means an amount, subject to the Overall Sublimit, equal to $25,000,000 minus the FX Reserve, and minus all amounts for Cash Management Services utilized under the Cash Management Services Sublimit, and minus all outstanding Loans.

Cash Management Sublimit: ‘Cash Management Sublimit’ means an amount, subject to the Overall Sublimit, equal to $25,000,000 minus the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), and minus the FX Reserve, and minus all outstanding Loans.

Cash Management Services:

Borrower may use up to the Cash Management Sublimit above, for Silicon’s Cash Management Services (as defined below), including, merchant services, business credit card, ACH and other services identified in the cash management services agreement related to such service (the ‘Cash Management Services’). Silicon may charge to Borrower’s Loan account, any amounts that may become due or owing to Silicon in connection with the Cash Management Services. Borrower agrees to execute and deliver to

Silicon all standard form applications and agreements of Silicon in connection with the Cash Management Services, and, without limiting any of the terms of such applications and agreements, Borrower will pay all standard fees and charges of Silicon in connection with the Cash Management Services. The Cash Management Services shall terminate on the Maturity Date.

FX Sublimit: ‘FX Sublimit’ means an amount, subject to the Overall Sublimit, equal to $25,000,000 minus the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), and minus all amounts for Cash Management Services utilized under the Cash Management Services Sublimit, and minus all outstanding Loans.

FX Reserve:

Borrower may enter into foreign exchange forward contracts with Silicon, on its standard forms, under which Borrower commits to purchase from or sell to Silicon a set amount of foreign currency more than one business day after the contract date (the ‘FX Forward Contracts’); provided that (1) at the time the FX Forward Contract is entered into Borrower has Loans available to it under this Agreement in an amount at least equal to 10% of the amount of the FX Forward Contract; and (2) the total FX Forward Contracts at any one time outstanding may not exceed 10 times the amount of the FX Sublimit set forth above. The ‘FX Reserve’ shall be a reserve (which shall be in addition to all other reserves) in an amount equal to 10% of the total FX Forward Contracts from time to time outstanding. Silicon may, in its discretion, terminate the FX Forward Contracts at any time that an Event of Default occurs and is continuing. Borrower shall execute all standard form applications and agreements of Silicon in connection with the FX Forward Contracts, and without limiting any of the terms of such applications and agreements, Borrower shall pay all standard fees and charges of Silicon in connection with the FX Forward Contracts.

Receivables Purchase Agreement: Silicon and Borrower hereby acknowledge that the aggregate amount of outstanding ‘Purchased Receivables’ under, and as defined in, the Non-Recourse Receivables Purchase Agreement dated March 15, 2005 between Silicon and Borrower (as amended, restated, supplemented, or otherwise modified from time to time, the ‘Purchase Agreement’) is no longer a sublimit under this Section 1 of this Schedule. Nevertheless: (y) without limiting the generality of the definition of ‘Obligations’ as set forth in this Loan Agreement, the term ‘Obligations’ includes without limitation all debts, liabilities, obligations, guaranties, covenants, duties and indebtedness at any time owing by Borrower to Silicon under the Purchase Agreement; and (z) without limiting the generality of the definition of ‘Event of Default as set forth in this Loan Agreement, any ‘Event of Default’ under or as defined in the Purchase Agreement shall constitute an ‘Event of Default’ under this Loan Agreement.”

3. [reserved]

4. Representations True. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct in all material respects.

5. General Provisions. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

[Signatures Follow on Next Page]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment, with effect as of the date first above written.

Borrower:		Silicon:

ZHONE TECHNOLOGIES, INC.		SILICON VALLEY BANK

By	/s/ Kirk Misaka	By	/s/ Rick Freeman
	President or Vice President	Title	Relationship Manager

Borrower:

ZTI MERGER SUBSIDIARY III, INC.

By	/s/ Kirk Misaka
President or Vice President

[Signature Page—Amendment to Loan Agreement]

CONSENT

Each of the undersigned acknowledges that its consent to the foregoing Amendment is not required, but the undersigned nevertheless does hereby consent to the foregoing Amendment and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Continuing Guaranty of the undersigned or any other documents executed by the undersigned, all of which are hereby ratified and affirmed.

Paradyne Corporation		Paradyne Networks, Inc.

By	/s/ Kirk Misaka	By	/s/ Kirk Misaka
Name	Kirk Misaka	Name	Kirk Misaka
Title	Chief Financial Officer	Title	Chief Financial Officer

Premisys Communications, Inc.		Vpacket Communications, Inc.

By	/s/ Kirk Misaka	By	/s/ Kirk Misaka
Name	Kirk Misaka	Name	Kirk Misaka
Title	Chief Financial Officer	Title	Chief Financial Officer

Xybridge Technologies, Inc.		Zhone Technologies International, Inc.

By	/s/ Kirk Misaka	By	/s/ Kirk Misaka
Name	Kirk Misaka	Name	Kirk Misaka
Title	Chief Financial Officer	Title	Chief Financial Officer

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